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                                                                   EXHIBIT 10.18


             [GRAPHIC]  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

             STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET
                  (Do not use this for Multi-Tenant Property)


1. Basic Provisions ("BASIC PROVISIONS")

   1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, June 1 1995, is made by and between Cimmaron Airpark L.L.C. VIII, an Arizona limited liability company ("LESSOR") and FormGen, Inc., an Arizona corporation ("LESSEE") (collectively the "PARTIES", or individually a "PARTY").

   1.2 PREMISES: That certain real property including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known by the street address of 15649 N. Greeway-Hayden Loop, Scottsdale located in the County of Maricopa, State of Arizona and generally described as (describe briefly the nature of the property) Lot 8 North Scottsdale Airpark Unit 4 ("PREMISES") (See Paragraph 2 for further provisions.)

   1.3 TERM: ten (10) years and 0 months ("ORIGINAL TERM") commencing December 1, 1995 ("COMMENCEMENT DATE") and ending November 30, 2006 ("EXPIRATION DATE"). (See Paragraph 3 for further provisions.)

   1.4 EARLY POSSESSION: see paragraph 3 below ("Early Possession Date"). (See Paragraphs 3.2 and 3.3 for further provisions.)

   1.5 BASE RENT: $15,452.26 per month ("BASE RENT"), payable on the first (1st) day of each month commencing December 1, 1995. (See Paragraph 4 for further provisions.)

[x] If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

   1.6 BASE RENT PAID UPON EXECUTION: $ none (see addendum paragraph 49) as Base Rent for the period see addendum paragraph 49

   1.7 SECURITY DEPOSIT: $100,000.00 ("SECURITY DEPOSIT"). (See Paragraph 50 for further provisions.)

   1.8 PERMITTED USE: administrative offices, shipping and receiving, duplicating and manufacturing, developing of, and sales of computer software (See Paragraph 6 for further provisions.)

   1.9 INSURING PARTY: Lessor is the "INSURING PARTY" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

   1.10 REAL ESTATE BROKERS: The following real estate brokers (collectively, the "BROKERS") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

none represents
[ ] Lessor exclusively ("LESSOR BROKER"); [ ] both Lessor and Lessee, and not applicable represents
[ ] Lessee exclusively ("LESSEE'S BROKER"); [ ] both Lessee and Lessor. (See Paragraph 15 for further provisions.)

   1.11 GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by none ("GUARANTOR"). (See Paragraph 37 for further provisions.)

   1.12 ADDENDA. Attached hereto is an Addendum or Addenda consisting of
Paragraphs 49 through 50 and Exhibits       all of which constitute a part of
this Lease.

2. PREMISES.

   2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

   2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating and loading doors, if any, in the Premises other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and ???? of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

   2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants to Lessee that the improvements on the Premises comply with all applicable covenants or restrictions of records and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specifically the nature and extend of such non-compliance rectify the same at Lessors' expense and does not give Lessor written notice of non-compliance [TEXT MISSING].
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ADDENDUM NO. 1 (reference dated June 1, 1995)

     re Lease between FormGen, Inc. (Lessee) and Scottsdale Airpark L.L.C. VIII (Lessor) for the property known as 15649 N. Hayden-Greenway Loop, Scottsdale, Arizona also know as Lot B North Scottsdale Airpark Unit 4, Maricopa County, Arizona

The following paragraphs 49 through 50 shall be incorporated into the above referenced lease agreement and hereby become a part thereof and shall be reference dated June 1, 1995.

49. During the term of the lease, base rent shall be increased on each January 1 to an amount which shall be three percent (3%) higher than the previous
year's monthly base rent (paragraph 1.5). See addendum next page Jan 1   to May
1 of each yr.

50. Lessee shall deposit with Lessor the security deposit of $100,000.00 not later than May 31, 1995. Such deposit shall be deemed prepaid rent and shall be credited to the benefit of Lessee for its monthly base rent obligation to Lessor at the rate of $4,000.00 per month beginning June 1, 1996 and ending June 1, 1998. In the event a default shall occur by Lessee in a term of the lease agreement, any remaining amount of the security deposit shall be forfeited to Lessor and deemed partial satisfaction of the defaulted term. Nothing shall limit Lessor from seeking additional consideration from Lessee
for damages sustained as a result of such default. June 1   to Oct 1, 1996 -
Oct 1, 1998

All other terms and conditions are to remain the same.

LESSEE                             LESSOR

/s/ Randy MacLean                  /s/ Fred Himovitz
--------------------------         ----------------------------
FormGen, Inc.                      Cimarron Airpark L.L.C. VIII
by: Randy MacLean                  by: Fred Himovitz
its: President                     its: Managing member
date: 5/8/95                       date: 5/8/95
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                                    ADDENDUM
                        (reference dated April 4, 1996)

     re Lease between FormGen, Inc. (Lessee) and Scottsdale Airpark L.L.C. VIII (Lessor) for the property known as 15649 N. Greenway-Hayden Loop, Scottsdale, Arizona also known as Lot 8 North Scottsdale Airpark Unit 4, Maricopa County, Arizona.

Anything to the contrary notwithstanding, the following in the referenced lease are hereby modified and affirmed.

1. Whereas the commencement date in the referenced lease is specified as December 1, 1995 (paragraph 1.3), the actual date of possession of the subject property by Lessee occurred on March 25, 1996. During the period from December 1, 1995 through March 24, 1996, although the Lease was in full force and effect, Lessor acknowledges and affirms that Lessee was not in default under any provision of the Lease and specifically was not obligated to pay rent or any other charge during that period of time.

2. Since possession of the subject property occurred four (4) full or fractional months after the commencement date, therefore, during the term of the Lease, base rent shall be increased on each May 1, beginning May 1, 1997, to an amount which shall be three percent (3%) higher than the previous year's monthly base rent (paragraph 1.5). Previous reference (paragraph 49) to an adjustment occurring on January 1 is hereby voided.

3. Since possession of the subject property occurred four (4) full or fractional months after the commencement date, and, since the security deposit had been deemed prepaid rent, therefore said security deposit shall be credited to the benefit of Lessee for its monthly base rent obligation to Lessor at the rate of $4,000.00 per month beginning October 1, 1996 and ending October 1, 1998. Reference to June 1, 1996 and June 1, 1998 in this regard is hereby voided and replaced with October 1, 1996 and October 1, 1998, respectively (paragraph 50).

4. Since possession of the subject property occurred four (4) full or fractional months after the commencement date, therefore, the expiration date is hereby modified to become March 31, 2006. Reference to November 30, 2006 in this regard is hereby voided and replaced with the above March 31, 2006 (paragraph 1.3).

5. The lease is hereby reaffirmed and all other terms and conditions shall remain the same.

LESSEE                                  LESSOR
/s/ Randy MacLean                       /s/ Fred Himovitz
--------------------------------        ----------------------------------------
FormGen, Inc.                           Cimarron Airpark L.L.C. VIII
by: Randy MacLean                       by: Fred Himovitz
its: President                          its: General managing member
Date 4/4/96                             Date 4/4/96       addend. 004/3